Registration No. 33-23494
                                                      File No. 811-5584

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / X /


         PRE-EFFECTIVE AMENDMENT NO. __                                 /   /



      POST-EFFECTIVE AMENDMENT NO. 12                                  / X /


                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         / X /


      Amendment No. 14                                                  / X /


                      CENTENNIAL NEW YORK TAX EXEMPT TRUST
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               (Exact Name of Registrant as Specified in Charter)


                8703 South Tucson Way, Englewood, Colorado 80112

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                    (Address of Principal Executive Offices)

                                 1-303-671-3200
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                         (Registrant's Telephone Number)

                             ANDREW J. DONOHUE, ESQ.
                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
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                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):


     /   /  Immediately upon filing pursuant to paragraph (b)


     / X /  On October 28, 1997, pursuant to paragraph (b)


     /   /  60 days after filing pursuant to paragraph (a)(I)

     /   /  On _______________, pursuant to paragraph (a)(I)

    /   /   75 days after filing, pursuant to paragraph (a)(ii)

    /   /   On ______________, pursuant to paragraph (a)(ii) of Rule 485



The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1997 was filed on August 27, 1997.

                                       FORM N-1A

                         CENTENNIAL NEW YORK TAX EXEMPT TRUST

                                 Cross Reference Sheet

Part A of
Form N-1A
Item No.    Prospectus Heading
---------   ------------------

    1       Cover Page
    2       Expenses
    3       Financial Highlights; Performance of the Trust
    4       Cover Page; Investment Objectives and Policies;
            Investment Restrictions
    5       How the Trust is Managed; Back Cover; Expenses
    6       Dividends and Taxes; How the Trust is Managed
    7       How To Buy Shares; Purchases Through Automatic Purchase and
                Redemption Programs; Direct Purchases; Service Plan; Back Cover; How to Sell Shares
    8       How To Sell Shares; General Information on Redemptions
    9       *


Part B of
Form N-1A
Item No.        Statement of Additional Information Heading
---------   -------------------------------------------

    10      Cover Page
    11      Cover Page
    12      *
    13      Investment Objective and Policies; Other Investment
            Restrictions; Appendix A - Description of
            Securities Ratings
    14      Trustees and Officers; The Manager and Its Affiliates;
            Trustees and Officers - Major Shareholders
    16      The Manager and Its Affiliates; Service Plan
    17      The Manager and Its Affiliates - Portfolio Transactions
    18      Organization and History of the Trust
    19      Performance of the Trust; Purchase, Redemption and Pricing
            of Shares; Automatic Withdrawal Plan Provisions
    20      ividends, Distributions and Taxes
    21      The Manager and Its Affiliates - Portfolio Transactions, The
            Distributor; Service Plan
    22      Performance of the Trust

    23      Financial Statements

-----------------
*Not applicable or negative answer.

Centennial
New York Tax Exempt Trust


Prospectus dated November 1, 1997

Centennial New York Tax Exempt Trust is a no-load "money market" mutual fund that seeks the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Trust seeks to achieve this objective by investing in municipal obligations meeting specified quality standards, the income from which is tax-exempt as described above. Normally, the Trust will invest at least 80% of its assets in U.S. dollar- denominated, high quality tax-exempt municipal obligations. The Trust may invest a significant percentage of its assets in the securities of a single issuer, and therefore an investment in the Trust may be riskier than an investment in other types of money market funds.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. See "How to Buy Shares" in the Prospectus. Program participants should also read the description of the Program provided by their broker.


      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the November 1, 1997 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


          ABOUT THE TRUST


          Expenses
          Financial Highlights

          Investment Objective and Policies
          Other Investment Restrictions
          Performance of the Trust
          How the Trust is Managed

          ABOUT THE TRUST


          How To Buy Shares
            Purchases Through Automatic Purchase and Redemption
              Programs

            Direct Purchases
              Payment by Check
              Payment by Federal Funds Wire
              Guaranteed Payment
              Automatic Investment Plans
            Service Plan
          How To Sell Shares

            Program Participants
            Direct Shareholders
              Regular Redemption Procedure
              Expedited Redemption Procedure
              Checkwriting
              Telephone Redemptions
              Automatic Withdrawal Plans

            General Information on Redemptions
          Exchanges of Shares
          Dividends, Distributions and Taxes

ABOUT THE TRUST


Expenses


The following table sets forth the fees that an investor in the Trust might pay, and the expenses paid by the Trust during its fiscal year ended June 30, 1997.


       o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases                           None
(as a percentage of offering price)

-------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
-------------------------------------------------------------------
Redemption Fees                                             None(1)
-------------------------------------------------------------------

Exchange Fee                                                None


(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.


       o  Annual Trust Operating Expenses
(as a percentage of average net assets)


Management Fees (after expense assumption)                  0.44%
-----------------------------------------------------------------
12b-1 Plan Fees                                             0.20%
-----------------------------------------------------------------
Other Expenses                                              0.16%
-----------------------------------------------------------------

Total Trust Operating Expenses
       (after expense assumption)                           0.80%


     The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit, legal and other business operating expenses, but excludes extraordinary expenses. The Annual Trust Operating Expenses shown are net of a voluntary expense assumption undertaking by the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"). Without such assumption, "Management Fees", "Other Expenses" and "Total Trust Operating Expenses" would have been 0.50%, 0.18% and 0.88% of average net assets, respectively. The expense assumption undertaking is described in "The Manager and Its Affiliates" in the Statement of Additional Information and may be amended or withdrawn at any time. For further details, see the Trust's Financial Statements included in the Statement of Additional Information.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.


            1 year       3 years       5 years      10 years
            ------       -------       -------      --------
            $8           $26           $44          $99


      This example shows the effect of expenses on an investment in the Trust, but is not meant to state or predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.


Financial Highlights


The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1997 is included in the Statement of Additional Information.

Financial Highlights

                                                                                                          Nine Months  Period Ended
                                                            Year Ended June 30,                          Ended June3O, September 3O,
                                 ---------------------------------------------------------------------------------------------------
                                   1997      1996       1995       1994       1993       1992       1991      1990         1989(1)
                                   ----      ----       ----       ----       ----       ----       ----      ----         ------
PER SHARE OPERATING DATA:

Net asset value,
  beginning of period ........    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00        $1.00
                                  -----      -----      -----      -----      -----      -----      -----     -----        -----

Income from investment
  operations--net investment
  income and net
  realized gain ..............      .03        .03        .03        .02        .02        .03        .05       .04          .04

Dividends and distributions
  to shareholders ............     (.03)      (.03)      (.03)      (.02)      (.02)      (.03)      (.05)     (.04)        (.04)
                                  -----      -----      -----      -----      -----      -----      -----     -----        -----

Net asset value,
  end of period ..............    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00        $1.00
                                  =====      =====      =====      =====      =====      =====      =====     =====        =====

TOTAL RETURN, AT NET
  ASSET VALUE(2) .............     2.76%      2.79%      2.85%      1.68%      1.83%      3.11%      4.74%     3.87%        3.84%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (in thousands) .............  $48,896    $39,807    $35,846    $26,519    $24,994    $24,103    $21,439    $9,133       $4,935

Average net assets
  (in thousands) .............  $45,363    $42,351    $29,590    $25,419    $24,257    $23,221    $16,766    $7,008       $2,084

Ratios to average
  net assets:

  Net investment income ......     2.73%      2.76%      2.84%      1.67%      1.74%      3.00%      4.42%     4.98%(3)     5.41%(3)

  Expenses, before voluntary
    assumption by the
    Manager(4) ...............     0.88%      0.93%      0.95%      1.02%      0.98%      1.09%      1.08%     1.48%(3)     2.21%(3)

  Expenses, net of voluntary
    assumption by the
    Manager ..................     0.80%      0.80%      0.80%      0.80%      0.80%      0.80%      0.72%     0.96%(3)     1.00%(3)

1. For the period from January 4, 1989 (commencement of operations) to September 30, 1989.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3.  Annualized.
4. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.

Investment Objective and Policies

Objective. The Trust is a no-load tax-exempt money market fund. It is an open-end, non-diversified, management investment company organized on July 29, 1988 as a Massachusetts business trust. The Trust's investment objective is to seek the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors as is consistent with preservation of capital. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts may be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm.


Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Manager, under procedures approved by the Trust's Board of Trustees, has determined have minimal credit risks and are "Eligible Securities." An "Eligible Security" is
(a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating
Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may also invest in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days; and the remaining maturity of any single portfolio investment may not exceed 397 days. Certain of the Trust's fundamental investment restrictions (which may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7, and the Trust must restrict the maturity of portfolio securities to one year or less. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with that Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.


 Appendix A of the Statement of Additional Information contains descriptions of the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessment of the credit risk presented by a security and may require its sale. The rating restrictions described in this Prospectus do not apply to banks in which the Trust's cash is kept. See "Municipal Bonds" and "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.


Investment Policies and Strategies. The Trust's investment policies and practices are not "fundamental" policies as defined in "Other Investment Restrictions" unless a particular policy is identified as fundamental. The Trust's investment objective is a fundamental policy. The Board may change non-fundamental investment policies without shareholder approval. In seeking its objective, the Trust may invest in the types of securities listed below and use the following strategies:

 o Municipal Securities. Under normal market conditions, the Trust attempts to invest 100% of its assets, and will invest at least 80% of its assets in municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper and other debt obligations issued by or on behalf of the State of New York, and other states, and the District of Columbia, their political subdivisions, or any commonwealth or territory of the United States, or their respective agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax, in the opinion of bond counsel to the respective issuer (collectively "Municipal Securities") and will invest at least 65% of its total assets in obligations of the State of New York and its political subdivisions, agencies, authorities or instrumentalities or those of commonwealths or territories of the U.S., the interest from which is not subject to New York State and New York City personal income tax in the opinion of bond counsel to the respective issuer ("New York Municipal Securities"). The Trust may also purchase Municipal Securities with demand features that meet the requirements of Rule 2a-7 (discussed above). All Municipal Securities in which the Trust invests must have, or, pursuant to regulations adopted by the Securities and Exchange Commission, be deemed to have, remaining maturities of one year or less at the date the Trust purchases them.

 As a matter of fundamental policy, normally the Trust will make no investment that will reduce the portion of its total assets which are invested in Municipal Securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable, including: (i) repurchase agreements (described below); (ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends, Distributions and Taxes" below and "Private Activity Municipal Securities" in the Statement of Additional Information); and (iii) certain temporary investments defined below in "Temporary Investments." The Trust may hold Temporary Investments pending the investment of proceeds from the sale of Trust shares or portfolio securities, pending settlement of Municipal Securities purchases or to meet anticipated redemptions. Normally, the Trust will not invest more than 20% of its total assets in Private Activity Municipal Securities and other taxable investments described above. No independent investigation has been made by the Manager as to the users of proceeds of offerings of Private Activity Municipal Securities or the application of such proceeds. To the extent the Trust receives income from taxable investments, it may not achieve its investment objective. Investments in unrated Municipal Securities will not exceed 20% of the Trust's total assets.


 o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding one year and on not more than 30 days' notice. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Trust's quality standards solely by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Trust's quality standards. However, the letter of credit or bank guarantee must be rated or meet the other requirements of Rule 2a-7. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

     o When-Issued Securities. The Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. In those transactions, the Trust obligates itself to purchase or sell securities, with delivery and payment to occur at a later date, to secure what is considered to be an advantageous price and yield at the time the obligation is entered into. The price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for when- issued securities take place at a later date (normally within 120 days of purchase). During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. Although the Trust is subject to the risk of adverse market fluctuation during that period, the Manager does not believe that the Trust's net asset value or income will be materially adversely affected by the Trust's purchase of Municipal Securities on a "when-issued" or "delayed delivery" basis. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information for more details.

 o Municipal Lease Obligations. The Trust may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the state or any of its political subdivisions. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

     o Illiquid and Restricted Securities. Under the policies and procedures established by the Trust's Board of Trustees, the Manager determines the liquidity of certain of the Trust's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. This policy does not limit purchases of: (1) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (2) commercial paper that may be sold without registration under Sections 3(a)(3) or 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A Securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Manager monitors the holdings of illiquid securities on an ongoing basis and at time the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

 o Non-diversification. The Trust is a "non-diversified" investment company under the. As such, the proportion of the Trust's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in the Trust will therefore entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater credit risk exposure to a smaller number of issuers and greater fluctuation in the total market value of the Trust's portfolio. Economic, political or regulatory developments may have a greater impact on the value of the Trust's portfolio than would be the case if the portfolio were diversified among more issuers.

     However, The Trust is currently subject to other requirements relating to the diversification of its assets. The Trust intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which will relieve the Trust from liability for Federal income tax to the extent its earnings are distributed to shareholders. Among the requirements for such qualification are that: (1) not more than 25% of the market value of the Trust's total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Trust must not own more than 10% of the outstanding voting securities of a single issuer. In addition, the Trust is subject to certain diversification requirements under Rule 2a-7. See "Puts and Demand Features."

     o Puts and Demand Features. The Trust may invest a significant percentage of its assets in Municipal Securities subject to put or demand features and similar credit and liquidity enhancements. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds. A "put" is the right to sell a particular security within a specified period of time at a stated exercise price. The put may be sold, transferred, or assigned only with the underlying security. With respect to 75% of the Trust's total assets, the Trust may not invest more than 5% of its total assets in securities issued by or subject to "puts" from the same issuer under current provisions of Rule 2a-7. An unconditional guarantee of, or an "unconditional put" with respect to a security is not subject to the 5% limitation if the value of all securities held by the Trust and issued or guaranteed by the issuer providing the guarantee or put does not exceed 10% of the Trust's total assets. Unconditional puts of any issuer in excess of 10% of the Trust's total assets may not exceed 25% of the Trust's total assets under Rule 2a-7. A demand feature is a put that entitles the holder to receive the principal amount of the underlying security and may be exercised at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice. Demand features can: (1) shorten the maturity of a variable or floating rate security, (2) enhance the security's credit quality, and (3) enhance the ability to sell the security. The aggregate price for a security subject to a put or demand feature may be higher than the price that would be paid for the security without the put or demand feature. The effect of the put or demand feature is to increase the cost of the security and reduce its yield.


 o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements to generate income while providing liquidity. The Trust's repurchase agreements must be fully collateralized under the requirements of Rule 2a-7. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include the costs of disposing of the collateral for the agreement and losses that might result from any delays in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days and may not enter into repurchase agreements if the scheduled repurchase date is greater than one year. Income earned on repurchase transactions is not tax-exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets. See "Repurchase Agreements" in the Statement of Additional Information for further details.


     o Temporary Investments. The Trust may hold the following "Temporary Investments" that are Eligible Securities: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) bankers acceptances; (iii) taxable commercial paper rated in the highest category by a Rating Organization; (iv) short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization; or (v) certificates of deposit of domestic banks with assets of $1 billion or more, and (vi) repurchase agreements. To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be subject to Federal, New York State and local taxes.

 o Special Risk Considerations - New York Municipal Securities. The Trust concentrates its investments in securities issued by the State of New York or entities within that state, and therefore an investment in the Trust may be riskier than an investment in other types of money market funds that do not concentrate their investments in that manner. Because the Trust concentrates its investments in New York Municipal Securities, the market value and marketability of such Municipal Securities and the interest income and repayment of principal to the Trust from them could be adversely affected by a default or financial crisis relating to any of such issuers. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Special Investment Considerations - New York Municipal
Securities." In addition, the Trust's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Trust, which can be expected to vary inversely to changes in prevailing interest rates.

Other Investment Restrictions


The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies, which can be changed only by the vote of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust. Under some of those restrictions, the Trust cannot:


 o make loans, except that the Trust may purchase debt securities described in "Investment Objective and Policies" and repurchase agreements, and the Trust may lend its portfolio securities as described in the Statement of Additional Information;

 o borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

 o invest more than 25% of its total assets in any one industry; however, for the purposes of this restriction Municipal Securities and U.S. Government obligations are not considered to be part of any single industry.

 Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limit if the value of one investment increases in proportion to the size of the Trust. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

Performance of the Trust

Explanation of "Yield." Different types of yields may be quoted to show performance. From time to time, the "yield," "tax-equivalent yield" and "compounded effective yield" of an investment in the Trust may be advertised. All yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. The Trust's "tax- equivalent yield" is calculated by dividing that portion of the Trust's "yield" (calculated as described above) which is tax-exempt by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's yield that is not tax-exempt. The "tax-equivalent yield" is then compounded and annualized in the same manner as the Trust's yield. See "Performance of the Trust" in the Statement of Additional Information for further information on the methods of calculating these yields. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed.


How the Trust is Managed


Organization and History. The Trust's Board of Trustees has overall responsibility for the management of the Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Statement of Additional Information identifies the Trust's Trustees and officers and provides information about them. Subject to the authority of the Board, the Manager is responsible for the day-to-day management of the Trust's business, supervises the investment operations of the Trust and the composition of its portfolio and furnishes the Trust advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust (the "Agreement"). The Agreement sets forth the fees paid by the Trust to the Manager and the expenses that the Trust is responsible to pay.

      The Trust's shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of the Trust represents an interest in the Trust equal to the interest of each other share in the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote, and to participate pro-rata in dividends and distributions and in the net distributable assets of the Trust on liquidation. The Trustees may divide or combine shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have preemptive, subscription or cumulative voting rights. The Trust's Board of Trustees is empowered to issue additional series of shares of the Trust, which may have separate assets and liabilities.


      The Trust will not normally hold annual meetings of shareholders. The Trust may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or take other action described in the

Declaration of Trust. Although the Declaration of Trust states that when issued, shares are fully-paid and nonassessable, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Organization and History of the Trust" in the Statement of Additional Information for details.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), has operated as an investment advisor since 1978. The Manager and OFI currently advise U.S. investment companies with assets aggregating over $75 billion as of September 30, 1997, and having more than 3 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.


      o Fees and Expenses. The Trust's management fee, payable monthly to the Manager under the terms of the Agreement, is computed as a percentage of the Trust's average annual net assets as of the close of business each day at the following annual rates: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million; 0.45% of the next $250 million; 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion.

      The Agreement lists examples of expenses paid by the Trust, the major categories of which relate to interest, taxes, brokerage commissions, certain insurance premiums, fees to certain Trustees, legal and audit expenses, transfer agent and custodian expenses, certain registration expenses and non-recurring expenses, including litigation costs. For further information about the
Agreement, including a description of expense assumption arrangements by the Manager, exculpation provisions and portfolio transactions, see "The Manager and Its Affiliates" in the Statement of Additional Information.

o The Custodian. The Custodian of the assets of the Trust is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "The Manager and Its

Affiliates" in the Statement of Additional Information for further information. The Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The rating restrictions under Rule 2a-7 (see "Ratings of Securities," above) do not apply to banks in which the Trust's cash is kept.

      o Transfer Agent. Shareholder Services, Inc., a subsidiary of OFI, acts as Transfer Agent and shareholder servicing agent on an at-cost basis for the Trust and other mutual funds advised by the Manager. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trust to the Distributor and to Recipients under the Service Plan (see "Service Plan" below). Direct Shareholders should direct any inquiries regarding the Trust to the Transfer Agent at the address or toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

ABOUT YOUR ACCOUNT


How To Buy Shares

Shares of the Trust may be purchased at their offering price, which is the net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further details). There can be no guarantee that the Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the Trust's distributor (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of the Trust's shares. OppenheimerFunds Distributor, Inc., an affiliate of the Distributor, acts as the Trust's sub-distributor (the "Sub- Distributor").

     The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange of Shares" in the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan, military allotment plan, 403(b)(7) custodial plan or payroll deduction plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

      The Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order for them at its address in Colorado, on a day The New York Stock Exchange is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

      The Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days (all references to time in this Prospectus mean New York time) by dividing the net assets of the Trust by the total number of its shares outstanding. The Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Statement of Additional Information.

      Dealers and brokers who process orders for the Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from the Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of the Trust to do so.


Purchases Through Automatic Purchase and Redemption Programs. Shares of the Trust are available under Automatic Purchase and Redemption Programs
("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust if the Trust has been selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of the Trust through a Program should be directed to the broker-dealer.

Direct Purchases. An investor (who is not a Program participant, but instead a "Direct Shareholder") may directly purchase shares of the Trust through any dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either (1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217-5143 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.


      o Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and a purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.


     o Payment by Federal Funds Wire. Shares of the Trust may be purchased by Direct Shareholders by Federal Funds wire. The minimum investment by wire is $2,500. You must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the wire and to receive further instructions. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9 for credit to Concentration Account No. 3737-5674, for further credit to Centennial New York Tax Exempt Trust Custodian Account No. 845-766.


      The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. prior to the close of The New York Stock Exchange (which is normally 4:00 P.M. but may be earlier on some days) and the Distributor has received and accepted the investor's notification of the wire order prior to the close of the New York Stock Exchange. Shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of The New York Stock Exchange (which is normally 4:00 P.M. but may be earlier on some days). The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

      o Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of the Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days) with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by the close of the Exchange on the next regular business day, the order will be effected on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.


     o Automatic Investment Plans. Direct investors may purchase shares of the Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the Application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Sell Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trust reserves the right to amend, suspend, or discontinue offering such Automatic Investment Plans at any time without prior notice.

Service Plan. The Trust has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to reimburse dealers, brokers, banks, or other financial institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under the Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day, or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of the Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trust), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.


How to Sell Shares


Program Participants. A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through his or her dealer or broker.

Direct Shareholders. Those shareholders whose ownership of shares of the Trust is direct rather than through a Program, may redeem shares by either regular redemption procedures or expedited redemption procedures.

      o Regular Redemption Procedure. A Direct Shareholder who wishes to redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedure, must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to similar requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account.


     To avoid delay in redemption or transfer, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.


      o Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, Direct Shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. There is a $10 fee for each Federal Funds wire. The account number of the designated financial institution, and the Bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). No dividends are paid on the proceeds of redeemed shares awaiting transmittal by wire. Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days) normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information for further details.

      o Checkwriting. Upon request, the Transfer Agent will provide any Direct Shareholder of the Trust or any Program participant whose shares are not represented by certificates with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Program participants must arrange for Checkwriting through their brokers or dealers. The Transfer Agent will arrange for checks written by Direct Shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Shareholders of joint accounts may elect to have checks honored with a single signature. Program participants trust arrange for Checkwriting through their broker or dealer. Checks may be made payable to the order of anyone in any amount not less than $250 and will be subject to the Bank's rules and regulations governing checks. If a check is presented for an amount greater than the account value, it will not be honored. For Program participants, checks will be drawn against the primary account designated by the Program participant. Checks issued for one Fund account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has been changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Checkwriting. A check presented to the Bank for payment that would require redemption of some or all of the shares so purchased is subject to non-payment. When a check is presented to the Bank for clearance, the Bank will request the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue Checkwriting privileges at any time without prior notice.

      o Telephone Redemptions. Direct Shareholders of the Trust may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants.
Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any 7 day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trust's regular redemption procedure described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each Direct Shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

      o Automatic Withdrawal Plan. Direct Shareholders of the Trust can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of The New York Stock Exchange (which is normally 4:00 P.M. but may be earlier on some days) three business days prior to the date requested by the shareholder for receipt of the payment. The Trust cannot guarantee receipt of payment on the date requested and reserves the right to amend, suspend or discontinue offering such Plan at any time without prior notice. For further details, refer to "Automatic Withdrawal Plan Provisions" included as Appendix D in the Statement of Additional Information.

General Information on Redemptions. The redemption price will be the net asset value per share of the Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, shares of the Trust may be redeemed "in kind" (i.e., by payment in portfolio securities). Under certain circumstances, the Trust may involuntarily redeem small accounts if the account has fallen below $200 in value. For details, see "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information. Under the Internal Revenue Code, the Trust may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends, distributions and redemptions (including exchanges) the Trust may make, if the shareholder has not furnished the Trust a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code and regulations thereunder.

     Payment for redeemed shares is made ordinarily in cash and forwarded within 7 days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the SEC. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a redemption check for recently purchased shares only until the purchase check has cleared which may take up to 10 days or more. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the payment was drawn or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by Direct Shareholders by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemptions of shares of the Trust acquired by exchange of Class A shares of "Eligible Funds" (described below) that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).


Exchanges of Shares

Exchange Privilege. Shares of the Trust held under a Program may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust,
Centennial  Tax  Exempt  Trust,  and  Centennial  California  Tax  Exempt  Trust
(collectively the "Centennial Trusts") if available for sale in the shareholder's state of residence and only by instructions of the broker.

     Shares of the Trust may, under certain conditions, be exchanged by Direct Shareholders for Class A shares of certain Oppenheimer funds. A list of the Oppenheimer funds currently available for exchange is included in the Statement of Additional Information. That list can change from time to time. (The funds included on the list are collectively referred to as "Eligible Funds"). There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (as defined in the Statement of Additional Information). Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.


      Shares of the Trust and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.


      In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund held by Direct Shareholders (including the Trust) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of the Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of the Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged shares (18 months for shares purchased prior to May 1, 1997), will be subject to the CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.


How to Exchange Shares. An exchange may be made by a Direct Shareholder by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, Direct Shareholders of the Trust may exchange shares of the Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trust may modify, suspend or discontinue these exchange privileges at any time. Although the Trust will attempt to provide notice whenever it is reasonably able to do so, it may impose these changes at any time. The Trust reserves the right to reject requests submitted in bulk on behalf of more than one account. Exchange requests must be received by the Transfer Agent by the close of the Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

Telephone Exchanges. Direct Shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each Direct Shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from a shareholder of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

Telephone Instructions. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange.

If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests. The Transfer Agent has adopted procedures concerning telephone transactions including confirming that telephone instructions are genuine by requiring callers to provide tax identification number(s) and other account data or by using PINs, and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone exchange privileges for an account.


General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date") as of the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund for up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.


      The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares (except the Money Market Funds). For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct Shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are include. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus. (See "Private Activity Municipal Securities" in the Statement of Additional Information).


Dividends, Distributions and Taxes

This discussion relates solely to Federal tax laws and New York income tax laws and is not exhaustive. A qualified tax advisor should be consulted. A portion of the Trust's dividends and distributions may be subject to Federal, state and local taxation. The Statement of Additional Information contains further discussion of tax matters affecting the Trust and its distributions, and information about the possible applicability of the Alternative Minimum Tax to the Trust's dividends and distributions as well as a procedure for electing to reinvest dividends and distributions of any of the Eligible Funds into shares of the Trust at net asset value(see "Investment Objective and Policies" "Private Activity Municipal Securities").


Dividends and Distributions. The Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described in "How to Buy Shares" above.


      All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust. Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the Trust (or paid in cash) at net asset value on the third Thursday of each calendar month. Program participants may receive cash payments by asking the broker to redeem shares. Dividends and distributions payable to Direct Shareholders will also be automatically reinvested in shares of the Trust at net asset value, unless the shareholder asks the Transfer Agent in writing to pay dividends in cash, or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to a dividend record date to be effective as to that dividend. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of The New York Stock Exchange. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the Trust, as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trust will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.


      The Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Any net realized capital loss is carried forward to offset against capital gains in later years. The Trust will not make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Long-term capital gains, if any, will be identified separately when tax information for the Trust is distributed to shareholders. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. The Statement of Additional Information describes how dividends and distributions received by Direct Shareholders of the Trust may be reinvested in shares of any Eligible Fund at net asset value. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains.


Tax Status of the Trust's Dividends. The Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders, and so qualified during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. This allocation will be made by uniformly applying a designated percentage to all income dividends made during the Trust's calendar year. Such designation will normally be made following the end of such fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may differ substantially from the percentage of the Trust's income that was tax-exempt for a given period.

      A shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements), (ii) income from securities loans or repurchase agreements, (iii) an excess of net short-term capital gains over net long-term capital losses. Losses realized by shareholders on the redemption or other disposition of Trust shares within six months of purchase (which period may be shortened by regulation and may be extended in certain circumstances) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares. For corporate shareholders, all of the Trust's dividends will be a component of adjusted current earnings for determining Federal corporate alternative minimum tax. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Interest on loans used to purchase shares of the Trust may not be deducted for Federal tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of Trust shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bond or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Statement of Additional Information and should consult their own tax advisors before purchasing shares. No investigation as to the users of the facilities financed by such bonds is made by the Trust. The Trust also intends to qualify during each fiscal year to pay "exempt- interest dividends" that will be exempt from New York State and New York City personal income taxes to the extent the Trust's income is derived from New York State municipal securities. Distributions, including "exempt-interest dividends," may be subject to New York State franchise taxes if received by a corporation.


     Dividends paid by the Trust derived from net short-term capital gains are taxable to shareholders as ordinary income whether received in cash or reinvested. Any distribution of long-term capital gain, when designated by the Trust as a capital gain dividend, is taxable to shareholders as long-term capital gain, whether received in cash or reinvested and regardless of how long Trust shares have been held. The Trust will report annually to its shareholders the percentage of interest income it received during the preceding year on Municipal Securities. It will also report the net amount of its income that is subject to alternative minimum tax. Receipt of tax-exempt income must be reported on a taxpayer's Federal income tax return.

Tax Status of the Trust. If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Trust so qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to so qualify. However, the Internal Revenue Code contains a number of complex tests relating to qualification which the Trust might not meet in any particular year. If the Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay "exempt-interest dividends" as discussed above.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

Investment Advisor and Distributor

Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5234
Denver, Colorado 80217                             Centennial

                                                   New York Tax Exempt Trust
Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.

P.O. Box 5143                                      Prospectus
Denver, Colorado 80217
1-800-525-9310                                     Dated November 1, 1997


Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202



PR0780.001.1197     Printed on recycled paper

Centennial New York Tax Exempt Trust


6803 South Tucson Way, Englewood, Colorado  80112
1-800-525-9310

Statement of Additional Information dated November 1, 1997

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 1997. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217-5143, or by calling the toll-free number shown above.


Contents                                                                  Page

About the Trust
Investment Objective and Policies.............................................
Special Investment Considerations - New York Municipal Securities.............
Other Investment Restrictions.................................................
Organization and History of the Trust.........................................
Trustees and Officers.........................................................
The Manager and Its Affiliates................................................
Service Plan..................................................................
Performance of the Trust......................................................

About Your Account
Purchase, Redemption and Pricing of Shares....................................
Exchange of Shares............................................................
Dividend, Distributions and Taxes.............................................

Financial Information About the Trust
Independent Auditors' Report..................................................
Financial Statements..........................................................

Appendices
Appendix A:   Description of Securities Ratings............................A-1
Appendix B:   Industry Classifications.....................................B-1
Appendix C:   Tax Equivalent Yield Tables..................................C-1
Appendix D:   Automatic Withdrawal Plan Provisions.........................D-1

ABOUT THE TRUST

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

      There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

Municipal Bonds. The principal classifications of Municipal Bonds are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest), "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source) and "industrial development bonds".

      o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as Municipal Notes. Municipal Notes generally are used to provide for short-term working capital needs and include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

      o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

     o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

      o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal Lease Obligations. From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Trust and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the municipality.


Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security on not more than thirty days' notice at any time or at specified intervals not exceeding one year. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Puts and Stand-By Commitments. When the Trust buys Municipal Securities, it may obtain a stand-by commitment from the seller to repurchase the securities that entitles the Trust to achieve same-day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for a stand-by commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the stand-by commitment or put. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks.

      The Trust's purchases of puts are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. For purposes of the Trust's compliance with Rule 2a-7 when investing in puts, a put will be considered to be issued by the party to which the Trust will look for payment of the exercise price, and an unconditional put will be considered to be a guarantee of the underlying security. An unconditional put or guarantee with respect to a security will not be deemed to be issued by the institution providing the guarantee or put provided that the value of all securities held by the Trust and issued or guaranteed by the issuer providing the guarantee or put shall not exceed 10% of the Trust's total assets. The Trust's ability to exercise a put or stand-by commitment will depend on the ability of the bank or dealer to pay for the securities if the put or stand-by commitment is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and stand-by commitments are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or stand-by commitment is exercised. However, the Trust might refrain from exercising a put or stand-by commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Trust's business relationship with the seller. Any consideration paid by the Trust for the put or stand-by commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Trust's books as unrealized depreciation while the put or stand-by commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Trust from Municipal Securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Trust not to be treated as the tax owner of the underlying Municipal Securities.

When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or liquid high-grade Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Trust may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisors before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations on the dollar amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

      A Municipal Security is treated as a taxable private activity bond under a test for (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of users, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds. If the Trust holds a bond that loses its tax-exempt status retroactively, an adjustment to the tax-exempt income previously paid to shareholders may result.


      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if they have no other income tax obligation. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S. Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Trust may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the Federal alternative minimum tax. For calendar year 1996, approximately 11.60% of the Trust dividends paid to shareholders were a tax preference item for shareholders subject to the Federal alternative minimum tax. The Trust anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Trust's total assets.


Ratings of Securities. The prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. In each of the foregoing instances, Board action is not required if the Trust disposes of the security within 5 days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited, its affiliate, IBCA, Inc. and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Appendix A.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor which meets the requirements of Rule 2a-7. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered loans under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repayment obligation to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. The Trust presently does not intend that the value of securities loaned during the current fiscal year will exceed 5% of the Trust's total assets. The income from such loans, when distributed by the Trust, will be taxable.

        Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities) or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet certain tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt-interest dividends paid by the Trust.

Special Investment Considerations - New York Municipal Securities


As explained in the Prospectus, the Trust is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Trust concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on publicly available official statements relating to offerings of New York issuers of Municipal Securities on or prior to September 29, 1997, with respect to offerings of the State, and September 30, 1997, with respect to offerings of New York City. No representation is made as to the accuracy of such information.


     During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Trust invests.


New York City. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderate job growth and wage increases.

      For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with applicable generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional tax or other revenue increases or additional reduction in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan", "Financial Plan" or "City Plan").

      The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation and the Board of Education to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

      Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City is involved in litigation seeking to have the New York City Transitional Finance Authority Act (the "Finance Authority Act") declared unconstitutional. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues and expenditures may be different form those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      o 1998-2001 Financial Plan. The most recent quarterly modification in the City's financial plan for the 1997 fiscal year projects a balanced budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditure for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 though 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

      The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

      The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     The City's financial plans have been the subject of extensive public comment. On September II, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.


     Various actions proposed in the Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.


     The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees, which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not reached a settlement with City on the terms contained in the Financial Plan.

     In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to a non-binding arbitration.


     o Ratings. On July 10, 1995, Standard & Poor's Ratings Group ("Standard & Poor's") revised downward its rating on City general obligations bonds from A-to BBB+ and removed City bond from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bond A-. On February 28, 1996, Fitch placed the City's general obligation bonds on Fitch Alert with negative implications. Moody's Investors Service, Inc. ("Moody's") rating for City general obligation bonds is Baa1. On July 17, 1997 Moody's changed its outlook on city bonds to positive from stable. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

     o Outstanding Net Indebtedness. As of June 30, 1997, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.180 billion and $3.717 billion of outstanding net long-term debt.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

     o Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City, for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.


New York State. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.


     o Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

     The 1997-1998 New York State Financial Plan (the "State Plan") is partly based on the forecast that the State's economy shows moderate expansion during the first half of the calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.


     The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


     o The 1997-98 Fiscal Year. The State's General Fund (the major operating Fund of the State) is projected to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to be $35.09 billion, an increase of $2.05 billion from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total in the prior fiscal year.


     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts of disbursements in future fiscal years.

     o Composition of State's Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include the General Fund, which receives all income not required by law to be deposited in another fund; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual- obligation commitments.


     o Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap.

If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAG's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.


     o Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. As of September 30, 1996, the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $75.4 billion only a portion of which constitutes State-supported or State related debt.


     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


     o Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A-rating. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited- liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Trust invests.


      o General Obligation Debt. As of March 31, 1997, the State had approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1996-97 fiscal year and are estimated to be $720.9 million for the State's 1997-98 fiscal year.

      o Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1997-1998 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-1998 Financial Plan. The General Purpose Financial Statements for the 1996-1997 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $364 million, of which $134 million is expected to be paid during the 1997-1998 fiscal year.

      In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1997-98 fiscal year or thereafter.

      o Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-98 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.


      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

Other Investment Restrictions

The Trust's most significant investment restrictions are set forth in the Prospectus. The following investment restrictions are also fundamental investment policies of the Trust, and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a majority of the Trust's outstanding shares. Under the Investment Company Act, such majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot:

      o invest in any debt instrument having a maturity in excess of one year from the date of purchase, unless purchased subject to a demand feature which may not exceed one year and requires payment on not more than 30 days' notice;

      o enter into a repurchase agreement or purchase a security subject to a call if the scheduled repurchase or redemption date is greater than one year;

      o invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs;

      o invest in real estate; however, the Trust may purchase debt securities issued by companies which invest in real estate or interests therein;

      o  purchase securities on margin or make short sales of securities;

      o invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o underwrite securities of other companies except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities;

      o invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or

      o purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

      For purposes of the sixth investment restriction listed above and the investment restrictions in the Prospectus, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

      In applying the restrictions in the Prospectus as to the Trust's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to municipal securities the Trust may own. Although this application of the restriction is not technically a fundamental policy of the Trust, it will not be changed without shareholder approval. This is not a fundamental policy, and therefore may be changed without shareholder approval. Should any such change be made, the Prospectus and/or Statement of Additional Information will be supplemented to reflect the change.


      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment and the Trust need not sell securities to meet the percentage limits if the value of the investment increased in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate its assets, described under the third restriction listed in the Prospectus, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.


Organization and History of the Trust

Until February 1, 1990, the Trust's name was "Oppenheimer New York Tax-Exempt Cash Reserves." The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust itself would be unable to meet its obligations. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law. It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Trustees and Officers


The Trustees and officers of the Trust and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Trustee on June 27, 1996. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds along with the Trust are collectively referred to as the "Denver Oppenheimer funds") except for Ms. Macaskill, who is a Trustee, Director or Managing Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Mr. Fossel is not a trustee of the Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto hold similar positions with each of the Denver Oppenheimer funds. As of October 10, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Trust. This does not reflect ownership of shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc., the parent of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue are Trustees) other than the shares beneficially owned under that plan by the officers of the funds listed above.

ROBERT G. AVIS, Trustee*; Age 66

One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment advisor and trust company, respectively).


WILLIAM A. BAKER, Trustee; Age 82

197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.


CHARLES CONRAD, JR., Trustee; Age 67
1501 Quail Street, Newport Beach, California 92660

Chairman and Chief Executive Officer of Universal Space Lines, Inc. (A space services management company); formerly, Vice President of McDonnell Douglas Space Systems Co. and associated with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee; Age 55
Box 44 Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; Formerly Chairman and a director of OppenheimerFunds, Inc. ("OFI"), the immediate parent of Centennial Asset Management Corporation ("Manager"); formerly President and a director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company; formerly a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OFI.


SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123

Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services (a transfer agent); Formerly Chairman, Chief Executive Officer and a director of SSI; Formerly Chairman, Chief Executive Officer and director of SFSI; Vice President and a director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Trustee; Age 68
44 Portland Drive, St. Louis, Missouri 63131

Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.


C. HOWARD KAST, Trustee; Age 75
2552 E. Alameda, Denver, Colorado 80209

Formerly Managing Partner of  Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).


BRIDGET A. MACASKILL, President and Trustee*; Age 49
Two World Trade Center, New York, New York 10048-0203

President, Chief Executive Officer and a director of OFI and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of OFI.


NED M. STEEL, Trustee; Age 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 63 6803 South Tucson Way, Englewood, Colorado 80112

Vice Chairman of OFI; formerly President and a director of the Manager, and formerly Chairman of the Board of SSI.


MICHAEL A. CARBUTO, Vice President and Portfolio Manager; Age 42 Two World Trade Center, New York, New York 10048-0203 Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
Executive Vice President, General Counsel and a director of OFI and OppenheimerFunds Distributor, Inc. ("OFDI") Harbour View, SSI, SFSI, Oppenheimer Partnership Holdings Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of the Manager; President and a director of Real Asset; Secretary and General Counsel of OAC; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Vice President,  Treasurer and Assistant Secretary; Age 61
6803 South Tucson Way, Englewood,  Colorado 80112
Senior Vice President and Treasurer of OFI; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of the Manager; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Real Asset; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary; Age 49
Two World Trade Center, New York, New York 10048-0203

Senior Vice President and Associate General Counsel of OFI; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.


ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of  the  OFI/Mutual  Fund  Accounting;   an  officer  of  other
Oppenheimer funds; formerly a Fund Controller for OFI.

SCOTT T. FARRAR, Assistant Treasurer; Age 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.

---------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.


Remuneration of Trustees. The officers of the Trust and certain Trustees of the Trust (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trust. Mr. Fossel did not receive any salary or fees from the Trusts prior to January 1, 1997. The remaining Trustees of the Trust received the compensation shown below. Mr. Freedman became a Trustee on June 27, 1996 and received no compensation from the Trust before that date. The compensation from the Trust was paid during its fiscal year ended June 30, 1997. The compensation from all of the Denver-based Oppenheimer funds include the Trust and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1996.


                                                                  Total Compensation
                                                Aggregate         From All
                                                Compensation      Denver-based

Name                    Position                from Trust        Oppenheimer funds(1)

Robert G. Avis          Trustee                 $290              $58,003

William A. Baker        Audit and Review        $398              $79,715
                        Committee Ex Officio
                        Member(2) and Trustee

Charles Conrad, Jr.     Trustee (3)             $135              $74,717

Jon S. Fossel           Trustee                 $135              None

Sam Freedman            Audit and Review        $213              $29,502
                        Committee Member(2)
                        and Trustee

Raymond J. Kalinowski   Audit and Review        $356              $74,173
                        Committee Member
                        and Trustee

C. Howard Kast          Audit and Review        $372              $74,173
                        Committee Chairman(2)
                        and Trustee

Robert M. Kirchner      Trustee(3)              $373              $74,717

Ned M. Steel            Trustee                 $290              $58,003

----------------------


(1) For the 1996 calendar year.
(2) Committee positions effective July 1, 1997.
(3)Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Trust's assets, liabilities and net income per share. The plan will not obligate the Trust to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest in the funds selected by the Trustee under the plan without shareholder approval.

Major Shareholders. As of October 10, 1997, A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103, which in turn is owned by A.G. Edwards, Inc., was the record owner of 46,848,967.450 shares of the Trust (90.53% of outstanding shares). The Trust is informed that the shares held of record by Edwards were beneficially owned for the benefit of its brokerage clients. As of that date, no other person owned of record or was known by the Trust to own beneficially 5% or more of the outstanding shares of the Trust.


The Manager and Its Affiliates


The  Manager  is  wholly-owned  by OFI  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is owned by certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and two of whom (Mr. Swain and Ms. Macaskill) serve as Trustees of the Trust.


Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Trust (the "Agreement"), and is computed on the aggregate net assets of the Trust as of the close of business each day. The Agreement requires the
Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration of the Trust, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust. Expenses not expressly assumed by the Manager under the Agreement or by the Distributor of the shares of the Trust are paid by the Trust. A description of examples of such expenses is in the Prospectus.


      The Agreement contains no expense limitation. However, because of state regulations limiting Trust expenses that previously applied, the Manager had voluntarily undertaken that the total expenses (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) of the Trust in any fiscal year would not exceed the most stringent state securities law expense limitation. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Trust's last fiscal year the Trust's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not involved.

      In addition, independently of the Agreement, the Manager has temporarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under those expense limitations. Any assumption of the Trust's expenses under this arrangement lowers the Trust's overall expense ratio and increases its yield and total return during the time such expenses are assumed. The Manager reserves the right to terminate or amend either of these undertakings at any time. For the fiscal years ended June 30, 1995, 1996 and 1997 the management fees payable by the Trust to the Manager would have been $147,859, $211,940 and $226,414, respectively without the Manager's voluntary expense assumption. Those amounts do not reflect the effect of the expense assumptions of $44,890, $45,647 and $24,124, respectively, in those periods by the Manager.


      The Agreement provides that the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with matters to which the Agreement relates, except a loss resulting by reason of its willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder. The Manager is permitted by the Agreement to act as investment advisor for any other person, firm or corporation. If the Manager shall no longer act as investment advisor to the Trust, the right of the Trust to use the name "Centennial" as part of its name may be withdrawn.

The Custodian. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of portfolio securities to and from the Trust. The Manager has represented to the Trust that its banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trust and the Custodian. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates.

The  Transfer  Agent.  The  Transfer  Agent  (Shareholder  Services,   Inc.)  is
responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

The Distributor. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Trust's principal underwriter in the continuous public offering of its shares. The General Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trust audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and for OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If dealers or brokers are used for portfolio transactions, transactions may be directed to dealers or brokers furnishing execution and research services. The research services provided by a particular dealer or broker may be useful only to one or more of the advisory accounts of the Manager or its affiliates and investment research received for the commissions of those other accounts may be useful to both the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a dealer or broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The research services provided by dealers or brokers broaden the scope and supplement the research activities of the Manager by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by firms which are affiliated with the Trust or the Manager if that dealer or broker is acting as principal. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust.

      Other funds advised by the Manager have investment objectives and policies similar to that of the Trust. Such other funds may purchase or sell the same securities at the same time as the Trust, which could affect the supply or price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the cost among such funds.

Service Plan

The Trust has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act, as described in the Prospectus. No payment will be made by the Distributor to any Recipient if the aggregate net asset value of Trust shares held by it or its customers at the end of a calendar quarter is less than the minimum level of qualified holdings, if any, established under the Plan from time to time by the "Independent Trustees". Currently, no minimum level of qualified holdings has been established by the Board of Trustees. For the Trust's fiscal year ended June 30, 1997, payments under the Plan totaled $87,996 all of which were paid by the Distributor to Recipients, as reimbursement for costs incurred with the personal service and maintenance of accounts that hold Trust shares.


      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Oppenheimer Cash Reserves and the Trust. Quarterly payments by the Distributor for distribution- related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of the above-mentioned funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of the above-mentioned funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a Trust expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from the Trust. Payments to affiliates of the Distributor are not permitted under the Supplemental Agreements.


      The Plan shall, unless terminated as described below, continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees including its Independent Trustees by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. The Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority of the Trust's outstanding voting securities" (as defined in the Investment Company Act). The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the Distributor: (i) in the event the Trust terminates the Plan, or (ii) if the net asset value of shares of the above-mentioned funds covered by Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. The Plan may not be amended without shareholder approval, as set forth above, to increase materially the amount of payments to be made and all material amendments must be approved by the Board and the Independent Trustees.

      Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to the Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.


     While the Plan is in effect, the Treasurer of the Trust shall provide a report to the Board of

Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan and the identity of each Recipient that received any such payment and the purposes for which payments were made. The Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to the selection or nomination is approved by a majority of the Independent Trustees.

Performance of the Trust


Yield Information. The Trust's current yield is calculated for a seven-day period of time in accordance with regulations adopted under the Investment Company Act. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7, to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7, and (c) subtracting 1 from the result. For the seven-day period ended June 30, 1997, the Trust's current yield was 3.07%, and its compounded effective yield was 3.11%.


      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.


      The Trust's "tax-equivalent yield" adjusts the Trust's current yield, as calculated above, by a combined Federal, New York State and New York City tax rate. The tax-equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax-equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax-equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal, New York State and City taxable income (the net amount subject to income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest applicable bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply, and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. For the seven-day period ended June 30, 1997, the Trust's tax-equivalent yield was 4.28% and its tax-equivalent compounded yield was 4.33% for an investment subject to a 36% combined effective tax rate (the maximum for a New York City resident).


      Yield information may be useful to investors in reviewing the Trust's performance. The Trust's yield may be compared to that of other investments, by citing various indices. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in the Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. The Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Trust's performance reflects the voluntary assumption of expenses by the Manager, absent which such figures would have been lower than those shown above. When comparing the Trust's yield and investment risk with that of other investments, investors should understand that certain other investment alternatives, such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured or guaranteed. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Trust's dividends to the rate of return on taxable investments federal and New York state and city income taxes on such investments should be considered.

ABOUT YOUR ACCOUNT

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day, as of 12:00 Noon (all references to time mean New York time) and the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") by dividing the Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. Shares of the Trust are sold at their offering price (net asset value, without a sales charge) as described in the Prospectus. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by the Trust may be traded, and its net asset value per share may be significantly affected, on such days when shareholders may not purchase or redeem shares.


      The Trust's Board of Trustees has established procedures for the valuation of the Trust's securities, which provides that money market debt securities that have a remaining maturity of less than 397 days shall be valued at cost, adjusted for amortization of premiums and accretion of discounts; and securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      The Trust will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that the Trust will do so. The Trust operates under Rule 2a-7 under which a trust may use the amortized cost method of valuing its shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      The Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If the Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trust uses Rule 2a-7, the Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that the Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("Rating Organizations") as defined in Rule 2a-7, or by one Rating Organization if only one Rating Organization has rated the security; an instrument that is not rated must be a comparable quality as determined by the Manager under procedures approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Trust would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trust would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Rust would receive more investment income than if the Trust were priced at market value.


Redemption of Shares. Information on how to redeem shares of the Trust is stated in the Prospectus. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. If, however, the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly in cash, the redemption price may be paid in whole or in part by a distribution in kind of securities from the portfolio of the Trust in lieu of cash or in conformity with applicable Securities and Exchange Commission rules. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Trust during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur transaction or other costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing securities described under "Determination of Net Asset Value" above, and such valuation will be made as of the same time the redemption price is determined.


      The Trust's Board of Trustees has the right, in conformity with applicable law, to cause the involuntary redemption of shares held in any account if the aggregate net asset value of such shares is less than $200 or such lesser amount as the Board may fix. Should the Board elect to exercise this right, it may also fix, in accordance with applicable law, the requirements for any notice to be given to the shareholder(s) in question (not less than 30 days) or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed.


Expedited Redemption Procedures. Under the Expedited Redemption Procedure discussed in the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon and the Trust's next regular business day for redemptions between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.


Dividend Reinvestment in Another Fund. Direct shareholders of the Trust may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed below as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Checkwriting.  Checkwriting  procedures  are  described  in the  Prospectus.  By choosing the Checkwriting privilege, whether done by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s)
of the shares of the Trust, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Trust its Transfer Agent and any bank through which the Trust's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Trust account of such person(s) and to effect a redemption of sufficient shares in the account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.


Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):


      Limited Term New York Municipal Fund
      Oppenheimer Bond Fund

      Oppenheimer Bond Fund for Growth
      Oppenheimer California Municipal Fund
      Oppenheimer Champion Income Fund

      Oppenheimer Developing Markets Fund
      Oppenheimer Disciplined Allocation Fund
      Oppenheimer Disciplined Value Fund

      Oppenheimer Discovery Fund
      Oppenheimer Enterprise Fund
      Oppenheimer Equity Income Fund

      Oppenheimer Florida Municipal Fund

      Oppenheimer Global Fund

      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer High Yield Fund


      Oppenheimer Insured Municipal Fund
      Oppenheimer Intermediate Municipal Fund

      Oppenheimer International Bond Fund
      Oppenheimer International Growth Fund

      Oppenheimer LifeSpan Balanced Fund
      Oppenheimer LifeSpan Growth Fund
      Oppenheimer LifeSpan Income Fund

      Oppenheimer Limited-Term Government Fund

      Oppenheimer Main Street California Municipal Fund
      Oppenheimer Main Street Income & Growth Fund

      Oppenheimer Multi-Sector Income Trust

      Oppenheimer Multiple Strategies Fund

      Oppenheimer Municipal Bond Fund

      Oppenheimer New Jersey Municipal Fund

      Oppenheimer New York Municipal Fund

      Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Quest Capital Value Fund, Inc.

      Oppenheimer Quest Global Value Fund, Inc.

      Oppenheimer Quest Growth & Income Value Fund

      Oppenheimer Quest Officers Value Fund
      Oppenheimer Quest Opportunity Value Fund
      Oppenheimer Quest Small Cap Value Fund


      Oppenheimer Quest Value Fund, Inc.

      Oppenheimer Real Asset Fund

      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund
      Rochester Fund Municipals


      The New York Tax-Exempt Income Fund, Inc.
      the following "Money Market Funds":


      Centennial America Fund, L.P.
      Centennial California Tax Exempt Trust
      Centennial Government Trust
      Centennial New York Tax Exempt Trust
      Centennial Tax Exempt Trust
      Daily Cash Accumulation Fund, Inc.
      Oppenheimer Cash Reserves
      Oppenheimer Money Market Fund, Inc.


Dividends, Distributions and Taxes

Tax Status of the Trust's Dividends and Distributions. The Federal and New York tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, by December 31 each year, the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year or else the Trust must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it might be in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

INDEPENDENT AUDITORS' REPORT
Centennial New York Tax Exempt Trust


The Board of Trustees and Shareholders of
Centennial New York Tax Exempt Trust:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial New York Tax Exempt Trust as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1997 and 1996, and the financial highlights for the period July 1, 1992 to June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial New York Tax Exempt Trust at June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1997

================================================================================
STATEMENT OF INVESTMENTS JUNE 30, 1997 Centennial New York Tax Exempt Trust

                                                                                             FACE               VALUE
                                                                                             AMOUNT             SEE NOTE 1
===========================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 98.6%
---------------------------------------------------------------------------------------------------------------------------
NEW YORK - 92.2%
Averill Park, NY Central School District GOB, FGIC Insured,
5.25%, 5/1/98                                                                                $1,715,000         $ 1,733,016
----------------------------------------------------------------------------------------------------------------------------
Babylon, NY IDA RB, J. D'Addario & Co. Project, 4.10%                        (1)                500,000             500,000
----------------------------------------------------------------------------------------------------------------------------
Buffalo, NY RAN, Series A, 4.25%, 7/15/97                                                     2,500,000           2,500,642
----------------------------------------------------------------------------------------------------------------------------
Franklin Cnty., NY IDA RAN, McAdam Cheese Co. Project, 4.20%                 (1)              1,900,000           1,900,000
----------------------------------------------------------------------------------------------------------------------------
Hempstead Town, NY GOB, AMBAC Insured, 5%, 2/15/98                                            2,000,000           2,013,030
----------------------------------------------------------------------------------------------------------------------------
Monroe Cnty., NY RAN, 4.25%, 12/12/97                                                         2,000,000           2,005,276
----------------------------------------------------------------------------------------------------------------------------
NY MTAU Transportation Facilities RB, Series SG36, 4.35%                     (1)              1,700,000           1,700,000
----------------------------------------------------------------------------------------------------------------------------
NY PAU RB, Series SG4, 4.35%                                                 (1)              1,900,000           1,900,000
----------------------------------------------------------------------------------------------------------------------------
NYC GOB, MBIA Insured, 3.65%, 8/1/97                                                          1,000,000           1,000,000
----------------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, Columbia Grammar School Project,
4%                                                                           (1)              1,000,000           1,000,000
----------------------------------------------------------------------------------------------------------------------------
NYC IDA RB, Brooklyn Navy Yard Cogeneration,
Series A, 4.20%                                                              (1)              2,700,000           2,700,000
----------------------------------------------------------------------------------------------------------------------------
NYC Trust Cultural Resources RRB, American Museum
of Natural History:
Series A, MBIA Insured, 4.05%                                                (1)                200,000             199,999
Series B, MBIA Insured, 4.05%                                                (1)                200,000             200,000
----------------------------------------------------------------------------------------------------------------------------
NYS DA COP, Rockefeller University, 3.52%                                    (1)                500,000             500,000
----------------------------------------------------------------------------------------------------------------------------
NYS Environmental Solid Waste RB, General Electric:
3.80%, 7/9/97                                                                                 1,000,000           1,000,000
3.85%, 7/9/97                                                                                 1,000,000           1,000,000
----------------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RB, L.I. Lighting Co.:
Series A, 4.095%                                                             (1)                600,000             600,000
Series B, 4.20%                                                              (1)              1,600,000           1,600,000
----------------------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RB, NYS Electric & Gas Corp., Series B,
3.85%, 10/15/97                                                              (2)              1,700,000           1,700,000
----------------------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RB, Rochester Gas & Electric Co., 3.55%                          (1)                600,000             600,000
----------------------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RRB, NYS Electric & Gas Corp. Series B, 4%                       (1)                300,000             300,000
----------------------------------------------------------------------------------------------------------------------------
NYS ERDAUPC RRB, Orange/Rockland Utility Project,
Series A, AMBAC Insured, 4.05%                                               (1)                800,000             800,000
----------------------------------------------------------------------------------------------------------------------------
NYS GOB Anticipation Nts., 3.60%, 7/22/97                                                     2,300,000           2,300,000
----------------------------------------------------------------------------------------------------------------------------
NYS HFA RB, Normandie Court I Project, 4%                                    (1)              1,000,000           1,000,000
----------------------------------------------------------------------------------------------------------------------------
NYS LGAC RB, Series A, 4%                                                    (1)              1,900,000           1,900,000
----------------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, Lenox Hill Hospital Project, Series A, 4.10%                   (1)                400,000             400,000
----------------------------------------------------------------------------------------------------------------------------
NYS MCFFA, Mental Health Services, Series A, 8.875%, 8/15/97                 (2)              5,200,000           5,335,413
----------------------------------------------------------------------------------------------------------------------------
NYS TBTAU Beneficial Interest COP, MBIA Insured, 3.80%,
7/15/97                                                                      (2)              1,900,000           1,900,000
----------------------------------------------------------------------------------------------------------------------------
NYS TBTAU COP, Series A, 4.25%                                               (1)              1,900,000           1,900,000
----------------------------------------------------------------------------------------------------------------------------
PAUNYNJ RB, 3.70%, 8/1/97                                                                     1,005,000           1,005,000
----------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Special Obligation RRB, Versatile Structure
Obligation, Series 2, 4%                                                     (1)                700,000             700,000
----------------------------------------------------------------------------------------------------------------------------
Suffolk Cnty., NY IDA RB, Nissequogue Cogeneration
Partnership, 4.15%                                                           (1)              1,200,000           1,200,000
                                                                                                                ------------
                                                                                                                 45,092,376

                                           4


============================================================================================================================
STATEMENT OF INVESTMENTS (CONTINUED)
Centennial New York Tax Exempt Trust

                                                                                             FACE               VALUE
                                                                                             AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 6.4%
PR Industrial, Medical & Environmental PC Facilities FAU RB:
Key Pharmaceuticals, 3.75%, 12/1/97                                          (2)             $1,500,000         $ 1,500,000
Reynolds Metals Co. Project, 3.80%, 9/1/97                                   (2)              1,600,000           1,600,359
                                                                                                                ------------
                                                                                                                  3,100,359
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                                                                        98.6%         48,192,735
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                     1.4             703,201
                                                                                                  ------        ------------
NET ASSETS                                                                                        100.0%        $48,895,936
                                                                                                  ======        ============

To simplify the listing of securities abbreviations are used per the table below: COP - Certificates of Participation DA - Dormitory Authority ERDAUEF - Energy Research & Development Authority Electric Facilities ERDAUPC - Energy Research & Development Authority Pollution Control FAU - Finance Authority GOB - General Obligation Bonds HFA - Housing Finance Agency IDA - Industrial Development Agency LGAC - Local Government Assistance Corp. L.I. - Long Island MCFFA - Medical Care Facilities Finance Agency MTAU - Metropolitan Transportation Authority NYC - New York City NYS - New York State PAUNYNJ - Port Authority of New York & New Jersey PAU - Power Authority PC - Pollution Control RAN - Revenue Anticipation Notes RB - Revenue Bonds RRB - Revenue Refunding Bonds TBTAU - Triborough Bridge & Tunnel Authority

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. 2. Put obligation redeemable at full face value on the date reported.

See accompanying Notes to Financial Statements.


================================================================================
STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 1997 Centennial New York Tax Exempt
Trust


=============================================================================================================================
ASSETS
Investments, at value - see accompanying statement                                                               $48,192,735
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                  23,424
-----------------------------------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                                                 1,045,625
Interest                                                                                                             579,090
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  4,485
                                                                                                                 ------------
Total assets                                                                                                      49,845,359

=============================================================================================================================
LIABILITIES Payables and other liabilities:
Shares of beneficial interest redeemed                                                                               854,294
Dividends                                                                                                             44,750
Service plan fees                                                                                                     23,182
Shareholder reports                                                                                                   10,760
Transfer and shareholder servicing agent fees                                                                          4,900
Other                                                                                                                 11,537
                                                                                                                 ------------
Total liabilities                                                                                                    949,423

=============================================================================================================================
NET ASSETS                                                                                                       $48,895,936
                                                                                                                 ============

=============================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                  $48,897,826
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                              (1,890)
-----------------------------------------------------------------------------------------------------------------------------
Net assets - applicable to 48,897,826 shares of beneficial interest outstanding                                  $48,895,936
                                                                                                                 ============

=============================================================================================================================
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                                                         $1.00
                                                                                                                       ======


See accompanying Notes to Financial Statements.


================================================================================
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1997 Centennial New York Tax
Exempt Trust


=============================================================================================================================
INVESTMENT INCOME - Interest                                                                                      $1,603,539

=============================================================================================================================
EXPENSES
Management fees - Note 3                                                                                             226,414
-----------------------------------------------------------------------------------------------------------------------------
Service plan fees - Note 3                                                                                            87,996
-----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees - Note 3                                                                39,640
-----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                           14,296
-----------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                               10,417
-----------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                    7,853
-----------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                           5,018
-----------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                            2,800
-----------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                                     2,512
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    838
                                                                                                                  -----------
Total expenses                                                                                                       397,784
                                                                                                                  -----------
Less expenses paid indirectly - Note 3                                                                                (9,838)
Less assumption of expenses by Centennial Asset Management Corp. - Note 3                                            (24,124)
                                                                                                                  -----------
Net expenses                                                                                                         363,822

=============================================================================================================================
NET INVESTMENT INCOME                                                                                              1,239,717

=============================================================================================================================
NET REALIZED LOSS ON INVESTMENTS                                                                                        (172)

=============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $1,239,545
                                                                                                                  ===========

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED JUNE 30,
                                                                                            1997                 1996
=============================================================================================================================
OPERATIONS
Net investment income                                                                       $ 1,239,717          $ 1,170,126
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                                  (172)                (395)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          1,239,545            1,169,731

=============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                                  (1,239,717)          (1,170,126)

=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions - Note 2                                                     9,088,907            3,961,784

=============================================================================================================================
NET ASSETS
Total increase                                                                                9,088,735            3,961,389
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                          39,807,201           35,845,812
                                                                                            ---------------------------------
End of period                                                                               $48,895,936          $39,807,201
                                                                                            =================================

See accompanying Notes to Financial Statements.


================================================================================
FINANCIAL HIGHLIGHTS
Centennial New York Tax Exempt Trust

                                                  Year Ended June 30,
                                                         1997          1996            1995           1994           1993
==============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                       $1.00         $1.00           $1.00          $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                      .03           .03             .03            .02            .02
Dividends and distributions to shareholders                 (.03)         (.03)           (.03)          (.02)          (.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $1.00         $1.00           $1.00          $1.00          $1.00
                                                         =====================================================================

==============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)                         2.76%         2.79%           2.85%          1.68%          1.83%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $48,896       $39,807         $35,846        $26,519        $24,994
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $45,363       $42,351         $29,590        $25,419        $24,257
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       2.73%         2.76%           2.84%          1.67%          1.74%
Expenses, before voluntary assumption
by the Manager (2)                                          0.88%         0.93%           0.95%          1.02%          0.98%
Expenses, net of voluntary assumption
by the Manager                                              0.80%         0.80%           0.80%          0.80%          0.80%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. 2. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial New York Tax Exempt Trust


1.  SIGNIFICANT ACCOUNTING POLICIES
Centennial  New York Tax  Exempt  Trust  (the  Trust)  is  registered  under the
Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Trust's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

INVESTMENT VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

FEDERAL TAXES. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Trust concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2.  SHARES OF BENEFICIAL INTEREST
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                           YEAR ENDED JUNE 30, 1997               YEAR ENDED JUNE 30, 1996
                                           --------------------------------       ---------------------------------
                                           SHARES            AMOUNT               SHARES             AMOUNT
Sold                                        144,009,060      $ 144,009,060         123,079,408       $ 123,079,408
Dividends and distributions
  reinvested                                  1,193,252          1,193,252           1,153,820           1,153,820
Redeemed                                   (136,113,405)      (136,113,405)       (120,271,444)       (120,271,444)
                                           -------------     --------------       -------------      --------------
Net increase                                  9,088,907      $   9,088,907           3,961,784       $   3,961,784
                                           =============     ==============       =============      ==============

Centennial New York Tax Exempt Trust


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million; 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Trust expenses in excess of 0.80% of average annual net assets.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions.

                                  APPENDIX A

                      DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1:    Best quality.  There is present strong  protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

 A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A- 1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:   Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier

"1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".


Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  APPENDIX B

                           INDUSTRY CLASSIFICATIONS



                              General Obligation
                      Tax and Revenue Anticipation Notes
                                 Lease/Rental
                                  Education
                                  Hospitals
                                   Housing
                                Transportation
                                  Utilities
                                Student Loans
                         Corporate Backed Municipals
                            Industrial Development
                              Pollution Control

                                  APPENDIX C

                         TAX EQUIVALENT YIELD TABLES



The equivalent yield tables below compare tax-free income with taxable income under Federal, New York State and New York City income tax rates effective January 1, 1997. Combined taxable income refers to the net amount subject to (i) Federal and New York State income tax as to the first two tables below and (ii) Federal, New York State and New York City income tax as to the third and fourth tables below, in each case after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that New York State and local income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.


New York State Residents

Combined Taxable Income
                                                           Centennial New York
                                                           Tax-Exempt Trust Yield
Single Return          Joint Return                        of:
                                              Combined     2.0%       2.5%     3.0%
                                              Effective    Is Approximately
            Not                    Not        Tax          Equivalent to a Taxable
Over        Over       Over        Over       Bracket      Yield of:


                       $ 22,000    $ 26,000     19.46%     2.48%     3.10%     3.72%
                       $ 26,000    $ 40,000     20.01%     2.50%     3.13%     3.75%
$ 20,000    $ 24,650   $ 40,000    $ 41,200     20.82%     2.53%     3.16%     3.79%
$ 24,650    $ 59,750   $ 41,200    $  99,600    32.93%     2.98%     3.73%     4.47%
$ 59,750    $124,650   $ 99,600    $151,750     35.73%     3.11%     3.89%     4.67%
$124,650    $271,050   $151,750    $271,050     40.38%     3.35%     4.19%     5.03%
$271,050               $271,050                 43.74%     3.55%     4.44%     5.33%






                                              C-1




New York State Residents

Combined Taxable Income
                                                           Centennial New York
                                                           Tax-Exempt Trust Yield
Single Return                      Joint Return                      of:
-------------                      ------------
                                              Combined     3.5%      4.0%       4.5%
                                              Effective    Is Approximately
            Not                    Not        Tax          Equivalent to a Taxable
Over        Over       Over        Over       Bracket      Yield of:


                       $ 22,000    $ 26,000     19.46%     4.35%     4.97%     5.59%
                       $ 26,000    $ 40,000     20.01%     4.38%     5.00%     5.63%
$ 20,000    $ 24,650   $ 40,000    $ 41,200     20.82%     4.42%     5.05%     5.68%
$ 24,650    $ 59,750   $ 41,200    $  99,600    32.93%     5.22%     5.96%     6.71%
$ 59,750    $124,650   $ 99,600    $151,750     35.73%     5.45%     6.22%     7.00%
$124,650    $271,050   $151,750    $271,050     40.38%     5.87%     6.71%     7.55%
$271,050               $271,050                 43.74%     6.22%     7.11%     8.00%




New York City Residents

Combined Taxable Income

                                                           Centennial New York
                                                           Tax-Exempt Trust Yield
Single Return                      Joint Return                      of:
-------------                      ------------
                                              Combined     2.0%       2.5%     3.0%
                                              Effective    Is Approximately
            Not                    Not        Tax          Equivalent to a Taxable
Over        Over       Over        Over       Bracket      Yield of:


                       $ 26,000    $ 40,000     23.21%     2.60%     3.26%     3.91%
$ 20,000    $ 24,650   $ 40,000    $ 41,200     24.02%     2.63%     3.29%     3.95%
$ 24,650    $ 25,000   $ 41,200    $ 45,900     35.64%     3.11%     3.88%     4.66%
$ 25,000    $ 50,000   $ 45,000    $ 90,000     35.68%     3.11%     3.89%     4.66%
$ 50,000    $ 59,750   $ 90,000    $ 99,600     35.73%     3.11%     3.89%     4.67%
                       $ 99,600    $108,000     38.40%     3.25%     4.06%     4.87%
$ 59,750    $124,650   $108,000    $151,750     38.40%     3.25%     4.06%     4.87%
$124,650    $271,050   $151,750    $271,050     42.87%     3.50%     4.38%     5.25%
$271,050               $271,050                 46.08%     3.71%     4.64%     5.56%






                                              C-2




New York City Residents

Combined Taxable Income

                                                           Centennial New York
                                                           Tax-Exempt Trust Yield
Single Return                      Joint Return                      of:
-------------                      ------------
                                              Combined     3.5%       4.0%      4.5%
                                              Effective    Is Approximately
            Not                    Not        Tax          Equivalent to a Taxable
Over        Over       Over        Over       Bracket      Yield of:


                       $ 26,000    $ 40,000     23.21%     4.56%     5.21%     5.86%
$ 20,000    $ 24,650   $ 40,000    $ 41,200     24.02%     4.61%     5.26%     5.92%
$ 24,650    $ 25,000   $ 41,200    $ 45,900     35.64%     5.44%     6.21%     6.99%
$ 25,000    $ 50,000   $ 45,000    $ 90,000     35.68%     5.44%     6.22%     7.00%
$ 50,000    $ 59,750   $ 90,000    $ 99,600     35.73%     5.45%     6.22%     7.00%
                       $ 99,600    $108,000     38.40%     5.68%     6.49%     7.31%
$ 59,750    $124,650   $108,000    $151,750     38.40%     5.68%     6.49%     7.31%
$124,650    $271,050   $151,750    $271,050     42.87%     6.13%     7.00%     7.88%
$271,050               $271,050                 46.08%     6.49%     7.42%     8.35%



                                  APPENDIX D

                     AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on an investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

      1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

      2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

      3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

      4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

      5. Checks or ACH payments will be transmitted approximately three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

      6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

      7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

      8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. the Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

      9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

      11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Advisor and Distributor

Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217


Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1-800-525-9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202






PXO780.001.1197

                      CENTENNIAL NEW YORK TAX EXEMPT TRUST

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION



Item 24. Financial Statements and Exhibits

-------- ---------------------------------

     (a) Financial Statements:
         ---------------------

         (1)  Condensed Financial Information (See Part A):  Filed herewith.

         (2)  Independent Auditors' Report (See Part B): Filed herewith.


         (3) Statement of Investments, June 30, 1997 (See Part B): Filed herewith.

         (4)  Statement of Assets and  Liabilities,  June 30, 1997 (See Part B):
              Filed herewith.

         (5)  Statement of Operations for the year ended June 30, 1997 (See Part
              B): Filed herewith.

         (6) Statement of Changes in Net Assets for the years ended June 30, 1996 and June 30, 1997 (See Part B):

              Filed herewith.

         (7)  Notes to financial Statements (See Part B): File herewith.

     (b) Exhibits:
         ---------

         (1) Amended Declaration of Trust dated 2/1/90: Filed with Post-Effective Amendment No. 3, to the Registrant's Registration Statement, 1/30/90, refiled with Post-Effective Amendment No. 9 to Registrant's Registration Statement, 11/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (2) Amended By-Laws dated 6/26/90: Filed with Post-Effective Amendment No. 6 to the Registrant's Registration Statement, 10/29/91, refiled with Post-Effective Amendment No. 9 to Registrant's Registration Statement, 11/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (3) Not applicable.

         (4)  Specimen Share Certificate:  Filed with Post-
              Effective Amendment No. 6 to the Registrant's
              Registration Statement, 10/29/92, refiled with Post-Effective Amendment No. 9 to Registrant's
              Registration Statement, 11/1/94, pursuant to Item
              102 of Regulation S-T, and incorporated herein by reference.

         (5) Investment Advisory Agreement dated 10/22/90: Filed with Post-Effective Amendment No. 5 to Registrant's Registration Statement, 10/29/90, refiled with Post-Effective Amendment No. 9 to Registrant's Registration Statement, 11/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (6) (i) General Distributor's Agreement between Registrant and Centennial Asset Management Corporation dated 10/13/92: Filed with Post- Effective Amendment No. 8 to Registrant's Registration Statement, 10/28/93, and incorporated herein by reference.

              (ii)Form of Centennial Asset Management Corporation (formerly Centennial Capital Corporation) Dealer Agreement Filed with Post-Effective Amendment No. 6 to the Registration Statement of Centennial Government Trust (Registration No. 2-75812), 8/36/84, and incorporated herein by reference.

              (iii)Sub-Distributor's Agreement dated May 28, 1993 between Centennial Asset Management Corporation and Oppenheimer Funds Distributor, Inc.: Filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement, 10/28/93, and incorporated herein by reference.

         (7) Not applicable.

         (8) Custodian Agreement dated 12/22/88: Filed with Post-Effective Amendment No. 6 to the Registrant's Registration Statement, 10/29/91, and refiled with Post-Effective Amendment No. 9 to Registrant's Registration Statement, 11/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (9) Not applicable.

         (10) Opinion and Consent of Counsel dated 9/22/87: Filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, 11/28/88 and refiled with Post-Effective Amendment No. 9 to Registrant's Registration Statement, 11/1/94, pursuant to
              Item 102 of Regulation S-T, and incorporated herein by reference.

         (11) Independent Auditors' Consent: Filed herewith.

         (12) Not applicable.

         (13) Investment letter from Oppenheimer Management Corporation to Registrant dated 12/5/88: Filed with Pre-Effective Amendment No. 1 to Registrant's Registration statement, 11/28/88, and refiled with Post-Effective amendment No. 9 to Registrant's Registration Statement, 11/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (14) Not applicable.

         (15) Service Plan and Agreement under Rule 12b-1 between Registrant and Centennial Asset Management Corporation, dated as of 8/24/93:
              Filed with Post- Effective Amendment No. 8 to Registrant's Registration Statement, 10/28/93, and incorporated herein by reference.

         (16) Performance Data Computation Schedule: Filed herewith.

         (17) Financial Data Schedule: Filed herewith.

         (18) Not applicable.


         --- Powers of Attorney: Filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement, 10/23/93, and incorporated herein by reference. Powers of Attorney from S. Freedman and
              B. Macaskill filed with Post-Effective Amendment No. 11, 10/7/96 and incorporated herein by reference.


Item 25. Persons controlled By and Under Common Control with
-------- ---------------------------------------------------
Registrant
----------

         None

Item 26. Number of Holders of Securities
-------- -------------------------------
                                    Number of Record Holders

         Title of Class             as of October 10, 1997

         --------------             -------------------------


         Shares of Beneficial            2,118
         Interest


Item 27. Indemnification
-------- ---------------
         Reference is made to the provisions of Article SEVENTH of Registrant's Amended Declaration of Trust.

     Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
-------- ----------------------------------------------------

     (a) Centennial Asset Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

     (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Centennial Asset Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.




Name & Current Position
with Centennial Asset           Other Business and Connections
Management Corporation          During the Past Two Years
-----------------------         ------------------------------


George C. Bowen, Director,
Senior Vice President,
Treasurer and Assistant
Secretary                       Treasurer of the Oppenheimer funds,
                                OppenheimerFunds Distributor, Inc. (the
                                "Distributor") and HarbourView Asset
                                Management Corporation ("HarbourView"),
                                an investment adviser subsidiary of
                                OppenheimerFunds, Inc. (the "Manager");
                                Vice President and Assistant Secretary of
                                the Denver-based Oppenheimer funds; Vice
                                President of the Distributor and
                                HarbourView; Senior Vice President &
                                Treasurer of OppenheimerFunds, Inc.
                                ("OFI"), Vice President, Treasurer and
                                Secretary of Shareholder Services, Inc.
                                ("SSI") and Shareholder Financial
                                Services, Inc. ("SFSI"), transfer agent
                                subsidiaries of the Manager; Director,
                                Treasurer and Chief Executive Officer of
                                MultiSource    Services,    Inc.   (July,   1996
                                -present); Vice President and Treasurer of ORAMI
                                (July, 1996 - present);  President Treasurer and
                                Director of Centennial Capital Corporation; Vice
                                President and Treasurer of Main Street Advisers.


Michael Carbuto,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial Asset Management Corp.
                                ("Centennial").


Andrew J. Donohue,

President and Director          Secretary of the Oppenheimer Funds; Vice
                                President of the Denver-based Oppenheimer
                                Funds;  Executive Vice  President,  Director and
                                General  Counsel of the  Distributor;  Executive
                                Vice President,  General Counsel and Director of
                                ("OFI");  Chief Legal  Officer and a Director of
                                MultiSource;  President and a Director of ORAMI;
                                Executive Vice  President,  General  Counsel and
                                Director of SFSI and SSI; formerly
                                Senior Vice President and Associate General
                                Counsel of the Manager and the
                                Distributor.


Katherine P. Feld,

Secretary                       Vice President and Secretary of the Distributor;
                                Secretary of HarbourView,
                                MultiSource and OFI; Secretary, Vice
                                President and Director of Centennial
                                Capital Corporation; Vice President and
                                Secretary of Oppenheimer Real Asset
                                Management, Inc.


Gary P. Tyc,
Assistant Treasurer

and Assistant Secretary         Vice President, Assistant Secretary and
                                Assistant Treasurer of OFI; Assistant
                                Treasurer of the Distributor and SFSI.


Dorothy Warmack,

Vice President Vice President of OFI; an officer and/or portfolio manager of certain Oppenheimer funds.


Carol Wolf,

Vice President Vice President of OFI; an officer and/or portfolio manager of certain Oppenheimer funds.


Arthur Zimmer,

Vice President Vice President of OFI; an officer and/or portfolio manager of certain Oppenheimer funds.

     The Oppenheimer Funds include the New York-based Oppenheimer
Funds, the Denver-based Oppenheimer Funds and the Oppenheimer/Quest Rochester Funds, as set forth below:

New York-based Oppenheimer Funds

--------------------------------

Oppenheimer California  Municipal Fund
Oppenheimer Capital  Appreciation  Fund
Oppenheimer Developing  Markets Fund
Oppenheimer Discovery  Fund
Oppenheimer Enterprise Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money  Market  Fund,  Inc.
Oppenheimer Multi-Sector  Income Trust
Oppenheimer Multi-State  Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Quest/Rochester Funds
---------------------
Limited Term New York Municipal Fund
Oppenheimer Bond Fund For Growth
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds

------------------------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Strategic  Income  Fund
Oppenheimer Total  Return  Fund,  Inc.
Oppenheimer Variable  Account  Funds
Panorama  Series Fund,  Inc.
The New York Tax-Exempt Income Fund, Inc.

The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World

Trade Center, New York, New York 10048-0203.


     The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

     The address of MultiSource Services, Inc. is 1700 Lincoln
Street, Denver, Colorado 80203.


     The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.


Item 29. Principal Underwriter
-------- ---------------------

     (a) Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

     (b) The directors and officers of the Registrant's principal underwriter are:

                                                  Positions and
Name & Principal       Positions & Offices        Offices with
Business Address       with Underwriter           Registrant
----------------       -------------------        -------------


George C. Bowen+       Director, Senior Vice      Vice
                       President, Treasurer and   President,
                       Assistant Secretary        Treasurer and

                                                  Assistant
                                                  Secretary


Michael Carbuto*       Vice President             Vice President of Centennial
                                                  California Tax
                                                  Exempt Fund,
                                                  Centennial New York
                                                  Tax Exempt Fund and
                                                  Centennial Tax
                                                  Exempt Trust


Andrew J. Donohue*     President and Director     Vice President and Secretary

Katherine P. Feld*     Secretary                  None


Gary P. Tyc+           Assistant Treasurer and    None
                       Assistant Secretary

Dorothy Warmack+       Vice President             Vice President of Daily Cash
                                                  Accumulation Fund,
                                                  Inc., Centennial

                                                  Government Trust,
                                                  Centennial America
                                                  Fund, L.P., and
                                                  Centennial Money
                                                  Market Trust

Carol Wolf+            Vice President             Vice President of Daily Cash
                                                  Accumulation Fund,
                                                  Inc., Centennial
                                                  Government Trust,
                                                  Centennial America
                                                  Fund, L.P., and
                                                  Centennial Money
                                                  Market Trust

Arthur Zimmer+         Vice President             Vice President of Daily Cash
                                                  Accumulation Fund,
                                                  Inc., Centennial
                                                  Government Trust,
                                                  Centennial America Fund, L.P.,
                                                  and
                                                  Centennial Money
                                                  Market Trust

(c) Not applicable.
-------------------
* Two World Trade Center, New York, NY 10048-0203
+ 6803 South Tucson Way, Englewood, CO  80112



Item 30.                 Location of Accounts and Records
--------                 --------------------------------


   The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Centennial Asset Management Corporation, 6803 South Tucson Way, Englewood, Colorado 80112.



Item 31.                 Management Services
--------                 -------------------

                         Not Applicable.


Item 32.                 Undertakings
--------                 ------------

   (a)                   Not Applicable.

   (b)                   Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe, State of Colorado on the 17th day of October, 1997.


                              CENTENNIAL NEW YORK TAX-EXEMPT TRUST

                              By: /s/ James C. Swain*
                              -----------------------------
                              James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title               Date
----------                    -----               ----


/s/ James C. Swain*           Chairman, Trustee   October 17, 1997
------------------            and Principal
James C. Swain                Executive Officer





/s/ George C. Bowen*          Vice President,     October 17, 1997
-------------------           Treasurer,
George C. Bowen               Assistant

                              Secretary and
                              Principal Financial
                              and Accounting
                              Officer


/s/ Robert G. Avis*           Trustee             October 17, 1997

------------------
Robert G. Avis


/s/ William A. Baker*         Trustee             October 17, 1997

--------------------
William A. Baker


/s/ Charles Conrad, Jr.*      Trustee             October 17, 1997

-----------------------
Charles Conrad, Jr.


/s/ Jon S. Fossel*            Trustee             October 17, 1997
-----------------
Jon S. Fossel

/s/ Sam Freedman*             Trustee             October 17, 1997

------------------
Sam Freedman


/s/ Raymond J. Kalinowski*    Trustee             October 17, 1997

-------------------------
Raymond J. Kalinowski


/s/ C. Howard Kast*           Trustee             October 17, 1997

------------------
C. Howard Kast

/s/ Robert M. Kirchner*       Trustee             October 17, 1996
---------------------
Robert M. Kirchner


/s/Bridget A. Macaskill*      President,          October 17, 1997
-----------------------       Trustee
Bridget A. Macaskill

/s/ Ned M. Steel*             Trustee             October 17, 1997

-----------------
Ned M. Steel

*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                      CENTENNIAL NEW YORK TAX EXEMPT TRUST

                                  EXHIBIT INDEX


     Exhibit      Description
     -------      -----------

     24(b)(11)    Independent Auditors' Consent

     24(b)(16)    Performance Data Computation Schedule

     24(b)(17)    Financial Data Schedule